UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 1, 2016

Heritage Oaks Bancorp
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-25020	77-0388249
(Commission File Number)	(IRS Employer Identification No.)

1222 Vine Street, Paso Robles CA	93446
(Address of Principal Executive Offices)	(Zip Code)

(805) 369-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 1, 2016, the Company issued a press release announcing the financial condition and results of operations for the quarter ended December 31, 2015. A copy of the earnings release and the earnings tables are furnished herewith as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K, including the Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On January 27, 2016 the Company's Board of Directors declared a cash dividend of $0.06 per share, payable on February 29, 2016, to shareholders of the Company's common stock as of February 17, 2016.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1. Earnings release dated February 1, 2016 - Furnished

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this notice to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2016

Heritage Oaks Bancorp

By:	/s/ Jason C. Castle
Jason C. Castle
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated February 1, 2016 - Furnished.